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                                                                    EXHIBIT 13.1

                                  CERTIFICATION
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES
                                      CODE)

         Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of The Governor and Company of the Bank of Ireland, a corporation incorporated in Ireland (the "Company"), hereby certifies, to such officer's knowledge, that:

         The Annual Report on Form 20-F for the year ended March 31, 2003 (the "Report") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 23, 2003                        /s/ MICHAEL D. SODEN
                                            ____________________________________
                                            Name: Michael D. Soden
                                            Title: Group Chief Executive Officer

         The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) as an exhibit to the Report.